                                                                                                                         EXHIBIT 99
                            SOUTHWEST GAS CORPORATION
                          SUMMARY STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                   (Unaudited)

                                                           THREE MONTHS ENDED        NINE MONTHS ENDED       TWELVE MONTHS ENDED
                                                              SEPTEMBER 30,            SEPTEMBER 30,            SEPTEMBER 30,
                                                         ------------------------  ----------------------- ------------------------
                                                            1999         1998        1999         1998        1999         1998
                                                         -----------  -----------  ----------  ----------- -----------  -----------
Gas operating revenues                                   $  125,190   $  128,229   $ 570,979   $  567,609  $  802,967   $  767,961
Net cost of gas sold                                         46,711       51,499     254,436      246,254     338,031      305,762
                                                         -----------  -----------  ----------  ----------- -----------  -----------
Operating margin                                             78,479       76,730     316,543      321,355     464,936      462,199
Operations and maintenance expenses                          54,621       50,765     163,565      153,796     218,941      206,790
Depreciation, amortization, and general taxes                28,992       28,262      87,066       83,055     115,888      109,306
                                                         -----------  -----------  ----------  ----------- -----------  -----------
Operating income (loss)                                      (5,134)      (2,297)     65,912       84,504     130,107      146,103
Net interest deductions                                      15,657       15,467      44,720       46,806      60,198       63,365
Preferred securities distribution                             1,368        1,368       4,106        4,106       5,475        5,475
                                                         -----------  -----------  ----------  ----------- -----------  -----------
Pretax utility income (loss)                                (22,159)     (19,132)     17,086       33,592      64,434       77,263
Utility income tax expense (benefit)                         (8,815)      (7,550)      6,374       12,742      27,096       25,757
                                                         -----------  -----------  ----------  ----------- -----------  -----------
Net utility income (loss)                                   (13,344)     (11,582)     10,712       20,850      37,338       51,506
Other income (expense), net                                  (1,960)        (212)     (3,327)        (213)     (5,760)      (8,062)
                                                         -----------  -----------  ----------  ----------- -----------  -----------
Contribution to net income (loss) - gas operations          (15,304)     (11,794)      7,385       20,637      31,578       43,444
Contribution to net income (loss) - construction services     1,116          849       3,097        1,857       3,947        2,385
                                                         -----------  -----------  ----------  ----------- -----------  -----------
Net income (loss)                                        $  (14,188)  $  (10,945)  $  10,482   $   22,494  $   35,525   $   45,829
                                                         ===========  ===========  ==========  =========== ===========  ===========

Earnings (loss) per share - gas operations               $    (0.50)  $    (0.41)  $    0.24   $     0.74  $     1.03   $     1.56
Earnings per share - construction services                     0.04         0.03        0.10         0.06        0.13         0.09
                                                         -----------  -----------  ----------  ----------- -----------  -----------
Basic earnings (loss) per share                          $    (0.46)  $    (0.38)  $    0.34   $     0.80  $     1.16   $     1.65
                                                         ===========  ===========  ==========  =========== ===========  ===========
Diluted earnings (loss) per share                        $    (0.46)  $    (0.38)  $    0.34   $     0.80  $     1.15   $     1.64
                                                         ===========  ===========  ==========  =========== ===========  ===========

Average outstanding common shares                            30,742       29,050      30,621       28,028      30,550       27,846
Average shares outstanding (assuming dilution)                   --           --      30,902       28,216      30,824       28,022

The summary statements of income have been prepared by Southwest Gas Corporation
(the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP). However, it produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.


                                               SOUTHWEST GAS CORPORATION
                                              SUMMARY STATEMENTS OF INCOME
                                       (In thousands, except per share amounts)
                                                      (Unaudited)

                                                                   NINE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                     SEPTEMBER 30,                        SEPTEMBER 30,
                                                            ---------------------------------    --------------------------------
                                                                1999               1998              1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Gas operating revenues                                      $     570,979      $     567,609     $     802,967     $     767,961
Net cost of gas sold                                              254,436            246,254           338,031           305,762
---------------------------------------------------------------------------------------------------------------------------------
Operating margin                                                  316,543            321,355           464,936           462,199
Operations and maintenance expenses                               163,565            153,796           218,941           206,790
Depreciation, amortization, and general taxes                      87,066             83,055           115,888           109,306
---------------------------------------------------------------------------------------------------------------------------------
Operating income                                                   65,912             84,504           130,107           146,103
Net interest deductions                                            44,720             46,806            60,198            63,365
Preferred securities distribution                                   4,106              4,106             5,475             5,475
---------------------------------------------------------------------------------------------------------------------------------
Pretax utility income                                              17,086             33,592            64,434            77,263
Utility income tax expense                                          6,374             12,742            27,096            25,757
---------------------------------------------------------------------------------------------------------------------------------
Net utility income                                                 10,712             20,850            37,338            51,506
Other income (expense), net                                        (3,327)              (213)           (5,760)           (8,062)
---------------------------------------------------------------------------------------------------------------------------------
Contribution to net income - gas operations                         7,385             20,637            31,578            43,444
Contribution to net income - construction services                  3,097              1,857             3,947             2,385
=================================================================================================================================
Net income                                                  $      10,482      $      22,494     $      35,525     $      45,829
=================================================================================================================================

Earnings per share - gas operations                         $        0.24      $        0.74     $        1.03     $        1.56
Earnings per share - construction services                           0.10               0.06              0.13              0.09
=================================================================================================================================
Basic earnings per share                                    $        0.34      $        0.80     $        1.16     $        1.65
=================================================================================================================================
Diluted earnings per share                                  $        0.34      $        0.80     $        1.15     $        1.64
=================================================================================================================================

Average outstanding common shares                                  30,621             28,028            30,550            27,846
Average shares outstanding (assuming dilution)                     30,902             28,216            30,824            28,022

                   See Notes to Summary Financial Statements.


                                    SOUTHWEST GAS CORPORATION
                                      SUMMARY BALANCE SHEET
                                      AT SEPTEMBER 30, 1999
                                         (In thousands)
                                           (Unaudited)

ASSETS
UTILITY PLANT
  Gas plant, net of accumulated depreciation                          $    1,502,461
  Construction work in progress                                               43,917
                                                                      ---------------
    Net utility plant                                                      1,546,378
                                                                      ---------------
OTHER PROPERTY AND INVESTMENTS
  Investment in construction services subsidiary                              29,718
  Other                                                                       44,374
                                                                      ---------------
    Total other property and investments                                      74,092
                                                                      ---------------
CURRENT AND ACCRUED ASSETS
  Cash, working funds and temporary cash investments                           5,388
  Receivables - less reserve of $1,541 for uncollectibles                     31,226
  Accrued utility revenue                                                     24,000
  Other                                                                       35,932
                                                                      ---------------
    Total current and accrued assets                                          96,546
                                                                      ---------------
DEFERRED DEBITS
  Unamortized debt expense                                                    17,672
  Other deferred debits                                                       25,073
                                                                      ---------------
    Total deferred debits                                                     42,745
                                                                      ---------------
    TOTAL ASSETS                                                      $    1,759,761
                                                                      ===============

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
  Common stockholders' equity
    Common stock equity, $1 par, 30,799 shares outstanding            $      466,625
    Retained earnings                                                         11,093
                                                                      ---------------
      Total common stockholders' equity                                      477,718         35.5 %
  Preferred securities of Southwest Gas Capital I, 9.125%                     60,000          4.5
  Long-term debt - NOTE 2                                                    808,781         60.0
                                                                      ---------------    ------------
      Total capitalization                                                 1,346,499        100.0 %
                                                                      ---------------    ============
CURRENT AND ACCRUED LIABILITIES
  Notes payable                                                               30,720
  Accounts payable                                                            34,372
  Customer deposits                                                           26,164
  Taxes accrued (including income taxes)                                      36,075
  Deferred purchased gas costs                                                 3,233
  Other                                                                       55,348
                                                                      ---------------
      Total current and accrued liabilities                                  185,912
                                                                      ---------------
DEFERRED CREDITS
  Deferred investment tax credits                                             16,620
  Deferred income taxes                                                      160,788
  Other                                                                       49,942
                                                                      ---------------
      Total deferred credits                                                 227,350
                                                                      ---------------
      TOTAL CAPITALIZATION AND LIABILITIES                            $    1,759,761
                                                                      ===============


                             See Notes to Summary Financial Statements.


                         SOUTHWEST GAS CORPORATION
                      SUMMARY STATEMENT OF CASH FLOWS
                   NINE MONTHS ENDED SEPTEMBER 30, 1999
                              (In thousands)
                                (Unaudited)

CASH FLOWS FROM OPERATIONS:
  Net income                                                   $     10,482
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation and amortization                                  65,480
      Change in receivables and payables                             46,410
      Change in gas cost related balancing items                     60,933
      Change in accrued taxes                                         2,374
      Change in deferred taxes                                      (18,730)
      Allowance for funds used during construction                   (1,503)
      Other                                                          (1,981)
                                                               -------------

       Net cash provided by operating activities                    163,465
                                                               -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Construction expenditures                                        (150,336)
  Other                                                               3,772
                                                               -------------

       Net cash used in investing activities                       (146,564)
                                                               -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net proceeds from stock issuances                                   9,745
  Dividends paid                                                    (18,830)
  Change in notes payable                                           (21,280)
  Long-term debt issuances, net                                       5,500
                                                               -------------

       Net cash used in financing activities                        (24,865)
                                                               -------------

Change in cash and temporary cash investments                        (7,964)
Cash at beginning of period                                          13,352
                                                               -------------

Cash at end of period                                          $      5,388
                                                               =============

SUPPLEMENTAL INFORMATION:
Interest paid, net of amounts capitalized                      $     44,458
Income taxes, net of refunds                                   $     27,610

                See Notes to Summary Financial Statements.


                                        SOUTHWEST GAS CORPORATION
                                  NOTES TO SUMMARY FINANCIAL STATEMENTS
                                             (In thousands)
                                               (Unaudited)



NOTE 1 - BASIS OF PRESENTATION:

      The summary financial statements have been prepared by Southwest Gas
      Corporation (the Company) using the equity method of accounting for its construction services subsidiary. This presentation is not in accordance with generally accepted accounting principles (GAAP), and certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted. The summary financial statement presentation in this report produces the same net income as the consolidated financial statements and, in management's opinion, is a fair representation of the operations and contributions to net income of the Company's operating segments.

NOTE 2 - LONG-TERM DEBT:

      Revolving credit facility, variable rate Debentures and notes:                 $    200,000
         Debentures, 9.75% series F, due 2002                                             100,000
         Debentures, 7.50% series, due 2006                                                75,000
         Debentures, 8% series, due 2026                                                   75,000
         Medium-term notes, 7.59% series, due 2017                                         25,000
         Medium-term notes, 7.78% series, due 2022                                         25,000
         Medium-term notes, 7.92% series, due 2027                                         25,000
         Medium-term notes, 6.89% series, due 2007                                         17,500
         Medium-term notes, 6.76% series, due 2027                                          7,500
         Medium-term notes, 6.27% series, due 2008                                         25,000
      Industrial development revenue bonds:
         Variable-rate bonds, Series A, due 2028 - net of funds held in trust              35,356
         7.30% 1992 Series A, due 2027                                                     30,000
         7.50% 1992 Series B, due 2032                                                    100,000
         6.50% 1993 Series A, due 2033                                                     75,000
      Unamortized discount on long-term debt                                               (6,575)
                                                                                     -------------

      TOTAL LONG-TERM DEBT                                                           $    808,781
                                                                                     =============

      ESTIMATED CURRENT MATURITIES                                                   $         --
                                                                                     =============


                            SOUTHWEST GAS CORPORATION
                            SELECTED STATISTICAL DATA
                               SEPTEMBER 30, 1999


FINANCIAL STATISTICS
Market value to book value per share at quarter end                 174%
Twelve months to date return on equity  -- total company            7.3%
                                        -- gas segment              6.8%
Common stock dividend yield at quarter end                          3.0%


GAS OPERATIONS SEGMENT
                                                                                                  Authorized
                                                              Authorized        Authorized         Return on
                                                              Rate Base          Rate of            Common
Rate Jurisdiction                                           (In thousands)        Return            Equity
--------------------------------                          -----------------   --------------   ----------------
Arizona (1)                                               $      541,104               9.38 %            11.25 %
Southern Nevada (1)                                              237,165               9.50              11.55
Northern Nevada (1)                                               63,986               9.67              11.55
Southern California                                               69,486               9.94              11.35
Northern California                                               22,255              10.02              11.35
Paiute Pipeline Company (1)                                       72,054               9.69              11.60

  (1) Estimated amounts based on rate case settlements.


SYSTEM THROUGHPUT BY CUSTOMER CLASS                               NINE MONTHS ENDED                   TWELVE MONTHS ENDED
                                                                    SEPTEMBER 30,                        SEPTEMBER 30,
                                                          ----------------------------------   ----------------------------------
                     (In dekatherms)                           1999               1998              1999               1998
---------------------------------------------------------------------------------------------------------------------------------
Residential                                                   42,517,543         44,893,515         56,318,193        58,021,097
Small commercial                                              19,988,237         20,332,720         26,649,200        26,703,795
Large commercial                                               4,995,617          6,116,845          6,811,334         7,819,232
Industrial / Other                                            11,637,753         13,206,848         15,136,892        15,842,753
Transportation                                                88,181,939         73,183,218        115,135,917        95,983,545
---------------------------------------------------------------------------------------------------------------------------------
Total system throughput                                      167,321,089        157,733,146        220,051,536       204,370,422
=================================================================================================================================


HEATING DEGREE DAY COMPARISON
---------------------------------------------------------------------------------------------------------------------------------
Actual                                                        1,472              1,740              2,044             2,352
Ten-year average                                              1,450              1,444              2,040             2,033
=================================================================================================================================
